American Century Asset Allocation Portfolios, Inc.

Summary Prospectus and Prospectus Supplement
One ChoiceSM In Retirement Portfolio R6 ■ One ChoiceSM 2015 Portfolio R6
One ChoiceSM 2020 Portfolio R6 ■ One ChoiceSM 2025 Portfolio R6
One ChoiceSM 2030 Portfolio R6 ■ One ChoiceSM 2035 Portfolio R6
One ChoiceSM 2040 Portfolio R6 ■ One ChoiceSM 2045 Portfolio R6
One ChoiceSM 2050 Portfolio R6 ■ One ChoiceSM 2055 Portfolio R6

Supplement dated December 22, 2014 ■ Summary Prospectus and Prospectus dated December 1, 2014

One Choice 2015 Portfolio R6 has reached its most conservative planned target asset allocation and its asset mix matches that of One Choice In Retirement Portfolio R6. Accordingly, as described in the prospectus, the Board of Directors has approved combining One Choice 2015 Portfolio R6 with One Choice In Retirement Portfolio R6. Such combination does not require shareholder approval.

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of One Choice 2015 Portfolio R6 will be transferred to One Choice In Retirement Portfolio R6 in exchange for shares of One Choice In Retirement Portfolio R6 (the “Reorganization”). The Board, including the Directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders.

The Reorganization is expected to be effective on March 27, 2015, as of the close of the New York Stock Exchange (“NYSE”). One Choice 2015 Portfolio R6 shareholders will receive shares of equal value of One Choice In Retirement Portfolio R6 in exchange for their shares of One Choice 2015 Portfolio R6. The value of a shareholder’s account will not change as a result of the transaction.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization.

Because One Choice 2015 Portfolio R6 and One Choice In Retirement Portfolio R6 have the same target asset allocations, both funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same.

One Choice 2015 Portfolio R6 is currently closed to new investors. Additionally, effective March 25, 2015, as of the close of the NYSE, One Choice 2015 Portfolio R6 will be closed to all investments, except reinvested dividends and capital gains distributions.

For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at ipro.americancentury.com and can also be obtained by calling us at 1-800-345-6488.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.
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